Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Direct Lending Environment & Market Outlook The first quarter started with cautious optimism and ended with a sharp repricing. A late-quarter energy shock pushed the price of Brent crude oil to as high as $120, reignited inflation concerns, and pushed out expectations for near-term policy easing. Intermediate and long-dated Treasuries rose roughly 30 to 50 bps from late February to quarter-end, a 30 bps move in the 10-Year in a single month without a Fed policy change during a geopolitical shock. It was an unusual combination that underscored the speed of the market’s reset. Headline risk around “private credit” is loud, but fundamentals are more nuanced than the narrative suggests. Recent stress has largely been isolated to non-core lending strategies or fraud, rather than a broad deterioration in core direct lending performance. We see risk as predominantly manager specific, driven by concentration profiles — particularly heavy software/Annual Recurring Revenue (ARR) and payment-in-kind (PIK) use — and uneven underwriting discipline. Redemption activity has garnered attention, but those vehicles represent a limited share of the market and may withdraw marginal dollars, potentially improving structural terms and pricing for lenders maintaining underwriting rigor. Competitive dynamics remain bifurcated, potentially creating opportunity in the traditional middle market. This segment is still largely relationship driven and characterized by more conservative structures, including lower leverage, higher equity contributions and meaningful financial covenants. Operating as a lead lender in a fragmented landscape gives us the opportunity to secure stronger terms and control rights, protecting capital while earning a spread premium for certainty and structural complexity. Looking forward, we still see two potential paths. The first is continued momentum, supported by a resilient U.S. economy, private sector investment in artificial intelligence and electrification, and public sector capital expenditures that can catalyze middle market activity. While this path remains viable, the recent oil shock and heightened geopolitical uncertainty introduce near term headwinds. The second is deeper dispersion and a sustained shift toward quality. While this dynamic is unlikely to quiet headlines, it is ultimately healthy, favoring disciplined underwriting and allowing manager skill to differentiate outcomes more clearly. Our approach remains anchored in control-focused lending to traditional middle market companies, supported by the breadth of the Fidelity platform. In our view, elevated volatility is creating a more favorable forward return environment for disciplined lenders. All in yields are compelling, and a return to moderate leverage, stronger covenants and tighter definitions supports better downside protection than in the prior two years. Rather than forecasting which path dominates; we focus on constructing a portfolio that can withstand dislocations and participate in long-term economic growth, delivering attractive current income with meaningful protection across cycles. Senior Investment Leadership Team Therese Icuss Managing Director Co-Lead Portfolio Manager David Gaito Head of Direct Lending Co-Lead Portfolio Manager Past performance is no guarantee of future results. The statements and opinions are subject to change at any time, based on markets and other conditions. Jeffrey Scott Managing Director Co-Lead Portfolio Manager INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2026

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q1 2026

Direct Lending Environment & Outlook
Key Portfolio Metrics & Investment Approach
Philosophy & Process
Performance & New Investments
Performance Summary
Important Information

Portfolio Performance & Characteristics

Focused on generating current income and an attractive risk-adjusted return

Distribution Rate[1]	Weighted Avg. Mark[2]	First Lien Senior Secured	Floating Rate Investments
9.19%	98.7	98.5%	99.8%

Investment Approach

- Fidelity Private Credit Fund seeks to generate attractive current income by originating *senior secured* loans to privately-owned companies.
- We focus on direct lending to private-equity owned, middle market companies with a strong cash flow profile and attractive growth prospects.
- Senior secured loans are positioned in the most protected level of the capital structure, potentially mitigating risk of loss.
- These loans have floating interest rates, also potentially reducing price volatility.

Illustrative Capital Structure for a Borrower[3]


Fidelity Direct Lending Focus
First
Priority of Payments
Last
Senior Secured Debt
Unsecured & Junior Capital
Common Equity
Higher
Protection Against Loss
Lower

Portfolio Credit Metrics

Loan to Value[4]	Net Leverage[5]	Interest Coverage[6]	Weighted Avg. Spread[7]
38%	4.5X	2.4X	5.4%

Information provided herein is for discussion and illustrative purposes only and is not a recommendation or an offer or solicitation to buy or sell any security or for any investment advisory service. This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. **This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

All portfolio data shown as of March 31, 2026. [1]Annualized distribution rate as of March 31, 2026. Rate is calculated by annualizing the current declared distribution and dividing by the last reported monthly net asset value. We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. See the Fund's prospectus. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. The Fund will post notices regarding distributions subject to Section 19(a) of the investment Company Act of 1940, if applicable. [2]Weighted average mark calculation based on funded private credit investments as of 03/31/2026. [3]While our strategic focus is within the range indicated below, the Fund may selectively make investments in companies outside this range. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. [4]Loan to Value is the average at closing for directly originated loans. [5]Net Leverage is the current weighted average for directly originated loans and excludes investments where net debt to EBITDA may not be the appropriate measure of credit risk. [6]Interest Coverage is the weighted average pro-forma trailing 12-month ratio. [7]Weighted average spread calculations based on committed investments for directly originated loans and excludes one partial fixed rate investment.

Not FDIC Insured ● May Lose Value ● No Bank Guarantee

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q1 2026

Direct Lending Environment & Outlook
Key Portfolio Metrics & Investment Approach
Philosophy & Process
Performance & New Investments
Performance Summary
Important Information

Philosophy and Process

- The broader Private Credit Fund team is led by a senior leadership team **that averages 25 years** of middle market credit experience.
- We strategically focus on **lending to companies in the traditional middle market*** while investing opportunistically in the upper-middle market.
- We prioritize **sourcing investments through trusted private equity sponsors,** that stand as reliable counterparties, offering experience in managing businesses and conducting high-quality due-diligence on potential investments.
- We construct the portfolio with investments that undergo a rigorous underwriting process utilizing a **bottom-up, fundamental investment approach**.
- We believe that proper loan documentation is important, and we seek to **negotiate effective structural features (covenants) to help protect capital** in the event a borrower experiences challenges.

Strategic Focus Across the Middle Market

Fidelity Direct Lending

Strategic Focus ←		→ Opportunistic Focus
High	**Management Access**	Limited
Material Financial Covenants	**Documentation**	Covenant-Lite
Lower	**Leverage**	Higher
Higher Spreads	**Pricing**	Lower Spreads
Fragmented Market	**Competitive Dynamics**	Concentrated Market
Traditional Middle Market		**Upper Middle Market**

Independent Fundamental Due Diligence

Underwrite the Owner
- Work with trusted sponsors who value our relationship; Maintain selectivity and assess track record

Underwrite the Company
- Thorough understanding of operations and ability to generate consistent, stable cash flow ensuring business can stand on its own

Underwrite the Industry
- Deep evaluation of market dynamics impacting industry, including in-depth communication with Fidelity's industry analysts

Validate the Investment Thesis
- Evaluate the sponsor's business plan for growth, analyze deal structure and legal docs and company's ability to service debt

Fidelity INVESTMENTS

* Traditional Middle Market lending is focused on serving private companies without the scale sufficient to access the public markets for financing. As a result, lenders generally capture a premium in risk adjusted returns attributable to enhanced pricing (higher spreads), more conservative capital structures with lower leverage levels, and stronger loan documentation, including financial covenants requiring that key credit metrics are maintained at reasonable levels.**Past performance is no guarantee of future results.** The statements and opinions are subject to change at any time, based on markets and other conditions.

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q1 2026

Direct Lending Environment & Outlook

Key Portfolio Metrics & Investment Approach

Philosophy & Process

Performance & New Investments

Performance Summary

Important Information

Performance as of 03/31/2026[1]


Fidelity Private Credit Fund (Class I)
0.11%
1.71%
1.71%
7.39%
9.98%
10.26%
1 Month
3 Month
YTD
1 Year
3 Year
Since Inception*

Selected New Investments

Project Airway Health Care Services	Project Ballast Aerospace & Defense	Project Spark Health Care Technology
Project Airway is a physician practice management platform focused on ear, nose, and throat ("ENT"), allergy, audiology, and hearing aid services. The company partners with established ENT practices to provide centralized back-office support, allowing affiliated physicians to focus exclusively on patient care. Airway's diversified service offerings, combined with a stable base of recurring patients managing chronic conditions and deeply embedded referral relationships with primary care providers, create highly durable revenue streams with strong provider and patient retention across the platform.	Project Ballast is a manufacturer of highly technical components, large-part machining, and turnkey functional assemblies for high priority programs within the US aerospace and defense industry. The company's manufacturing capacity, operational expertise, and workforce development initiatives support customers' complex, mission-critical platforms while providing high quality reliability, precision and speed. Project Ballast's capabilities allow the company to strengthen the nation's manufacturing and defense industrial base as a trusted partner.	Project Spark is a pharmacy technology services provider offering third-party administration and outsourced pharmacy management solutions to 340B covered entities, with a focus on federally qualified health centers serving low-income and uninsured populations. Spark's software and service offerings enable providers to navigate the 340B drug pricing program, ensuring regulatory compliance and maximizing drug savings. The operationally embedded nature of its services drives highly recurring revenue streams, strong client retention, and an attractive margin and free cash flow profile.

[1] Fund Inception 03/13/2023. • **Current performance may be higher or lower than that quoted. Visit fidcredit.com for most recent month-end performance. Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold.** • Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. Returns exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund which are estimates of fair value and form the basis for the Fund's NAV. The Adviser reimbursed or waived a portion of the Fund's expenses. Absent such reimbursement/waiver, returns would have been lower.

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q1 2026

Direct Lending Environment & Outlook
Key Portfolio Metrics & Investment Approach
Philosophy & Process
Performance & New Investments
Performance Summary
Important Information

Performance Summary as of 03/31/2026

TOTAL NET RETURN (%)

Share Class		1-Month	3-month	YTD	1-Yr	3-Yr	5-Yr	Since Inception
Class I		0.11%	1.71%	1.71%	7.39%	9.98%	-	10.26%[1]
Class S	No Upfront Placement Fee	0.04%	1.50%	1.50%	6.48%	-	-	8.55%[3]
	With Upfront Placement Fee[2]	-3.46%	-2.05%	-2.05%	2.75%	-	-	6.96%[3]
Class D	No Upfront Placement Fee	0.09%	1.65%	1.65%	7.12%	-	-	9.24%[3]
	With Upfront Placement Fee[2]	-1.41%	0.12%	0.12%	5.51%	-	-	8.56%[3]

MONTHLY TOTAL NET RETURN (%)

		JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
Class I	**2026**	0.92%	0.67%	0.11%									
	2025	1.11%	0.52%	0.08%	-0.20%	1.49%	0.77%	0.62%	0.85%	0.31%	0.62%	0.12%	0.86%
	2024	0.86%	1.24%	0.30%	1.07%	1.05%	0.69%	0.66%	0.53%	0.95%	1.19%	1.19%	0.74%
	2023	-	-	1.26%	0.63%	0.66%	1.14%	0.83%	1.11%	1.32%	0.92%	0.93%	1.81%
Class S (No Upfront Placement Fee)	**2026**	0.85%	0.60%	0.04%									
	2025	1.03%	0.45%	-0.07%	-0.27%	1.42%	0.70%	0.55%	0.78%	0.24%	0.55%	0.05%	0.79%
	2024	0.79%	1.17%	0.22%	1.00%	0.98%	0.62%	0.58%	0.46%	0.88%	1.12%	1.12%	0.67%
	2023	-	-	-	-	-	-	-	-	-	-	0.85%	1.74%
Class D (No Upfront Placement Fee)	**2026**	0.90%	0.65%	0.09%									
	2025	1.08%	0.50%	0.06%	-0.22%	1.47%	0.75%	0.60%	0.83%	0.29%	0.60%	0.10%	0.84%
	2024	0.84%	1.22%	0.27%	1.05%	1.03%	0.67%	0.64%	0.51%	0.93%	1.17%	1.17%	0.72%
	2023	-	-	-	-	-	-	-	-	-	-	0.90%	1.79%

• **Current performance may be higher or lower than that quoted. Visit fidcredit.com for most recent month-end performance. Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold.** • Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. Returns exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund which are estimates of fair value and form the basis for the Fund's NAV. The Adviser reimbursed or waived a portion of the Fund's expenses. Absent such reimbursement/waiver, returns would have been lower. [1] Fund inception 03/13/2023. [2] Assumes the maximum amount of upfront placement fees that selling agents may charge (1.5% Class D and 3.5% for Class S).[3] Class inception 11/01/2023.

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Important Information Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client’s individual situation and reach out to an investment professional, if applicable. This material does not take into account a client’s particular investment objectives, financial situations, or needs and is not intended as a recommendation, offer, or solicitation for the purchase or sale of any product, security, or investment strategy. Nothing discussed or suggested in these materials should be construed as permission to supersede or circumvent any of your specific firm’s policies, procedures, rules, and guidelines. Views expressed are through the end of the period stated and do not necessarily represent the views of Fidelity, its affiliates, or any non-Fidelity entity distributing this material. Views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund. The securities mentioned are not necessarily holdings invested in by the portfolio manager(s) or FMR LLC. References to specific company securities should not be construed as recommendations or investment advice. In general the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation, credit, and default risks for both issuers and counterparties. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks, all of which are magnified in emerging markets. Lower-quality bonds can be more volatile and have greater risk of default than higher-quality bonds. The fund can invest in securities that may have a leveraging effect (such as derivatives and forward-settling securities) that may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Diversification does not ensure a profit or guarantee against a loss. Not NCUA or NCUSIF insured. May lose value. No credit union guarantee. © Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its affiliates; (2) may not be copied or distributed; (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar is a registered trademark of Morningstar, Inc., and is not affiliated with Fidelity Investments. Fidelity does not review the Morningstar data. For mutual fund performance information, you should check the fund’s current prospectus for the most up-to-date information concerning applicable loads, fees, and expenses. Fidelity Investments is an independent entity and is not affiliated with any non-Fidelity entities distributing this material. Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliated company. This material must be preceded or accompanied by a current Fund prospectus. Please read it carefully before investing. INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2026

Risk Factors Investors should review the offering documents, including the description of risk factors contained in the Fund's Prospectus (the "Prospectus"), prior to making a decision to invest in the securities described herein. The Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should be made after reviewing such Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. There is no assurance that we will achieve our investment objective. An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program. This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them. You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop. Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. We use leverage, which will magnify the potential for loss on amounts invested in us. We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Fidelity Private Credit Fund is managed by Fidelity Diversifying Solutions LLC, a registered investment adviser, and is offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. FIDELITY BROKERAGE SERVICES LLC, 900 SALEM STREET, SMITHFIELD, RI 02917 FIDELITY DISTRIBUTORS COMPANY LLC, 500 SALEM STREET, SMITHFIELD, RI 02917 1.9912558.108 1140231.11.0 INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2026